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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2003

CalWest Bancorp
(Exact name of Registrant as specified in its charter)

California State or other jurisdiction of incorporation)	N/A (File number)	56-2380639 (I.R.S. Employer Identification No.)

22342 Avendia Empressa, Rancho Santa Margarita, CA Address of principal executive office)		92688 (Zip Code)

Registrant's telephone number, including area code: (949) 766-3000

N/A (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS

        On July 31, 2003, South County, N.A., a national banking association organized under the laws of the United States ("Bank"), completed its holding company reorganization, whereby the Bank became the wholly owned subsidiary of CalWest Bancorp, a California corporation ("Bancorp").

        Pursuant to the Plan of Reorganization, dated as of May 8, 2003, each outstanding share of Bank common stock was exchanged for one share of common stock of Bancorp.

        U.S. Stock Transfer Corporation, Glendale, California, is Bancorp's transfer agent.

        The filing of this 8-K Report by Bancorp begins Bancorp's filings with the Securities and Exchange Commission under Section 15(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Bank previously filed such Exchange Act reports with the Comptroller of the Currency pursuant to Section 15(d) of the Exchange Act.

        Bancorp's common stock is anticipated to begin trading on the Bulletin Board under the symbol "CALW" on August 4, 2003.

        A copy of the press release issued August 1, 2003 by Bancorp is attached hereto.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c)
  Exhibits

  2
  Plan of Reorganization, dated as of May 8, 2003

  99
  Press Release

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2003	CALWEST BANCORP

	By:	/s/ THOMAS E. YOTT Thomas E. Yott President

EXHIBIT INDEX

Exhibit No.	Description	Page No.
2	Plan of Reorganization, dated as of May 8, 2003
99	Press Release

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  Item 5. OTHER EVENTS
  Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
EXHIBIT INDEX